Exchangeable Notes	12 Months Ended
Dec. 31, 2023
Disclosure Of Borrowings [Abstract]
Exchangeable Notes	Exchangeable Notes
On March 2, 2021, the Company’s wholly owned subsidiary, Spotify USA Inc. (the “Issuer”), issued US $1,500 million aggregate principal amount of 0% Exchangeable Senior Notes due 2026 (the “Exchangeable Notes”), which included the initial purchasers’ exercise in full of their option to purchase an additional US $200 million principal amount of the Exchangeable Notes. The Exchangeable Notes will mature on March 15, 2026, unless earlier repurchased, redeemed or exchanged. The Exchangeable Notes are fully and unconditionally guaranteed, on a senior, unsecured basis by the Company.
The net proceeds from the issuance of the Exchangeable Notes were €1,223 million after deducting transaction costs of €18 million. The transaction costs were immediately expensed and included in finance costs in the consolidated statement of operations.
The Exchangeable Notes are the Issuer’s senior unsecured obligations and are equal in right of payment with the Issuer's future senior, unsecured indebtedness, senior in right of payment to the Issuer’s future indebtedness that is expressly subordinated to the Exchangeable Notes and effectively subordinated to the Issuer’s future secured indebtedness, to the extent of the value of the collateral securing that indebtedness. The Exchangeable Notes will be structurally subordinated to all future indebtedness and other liabilities, including trade payables, and (to the extent the Issuer is not a holder thereof) preferred equity, if any, of the Issuer’s subsidiaries.
The noteholders may exchange their Exchangeable Notes at their option into consideration that consists, at the Issuer’s election, of cash, ordinary shares of the Company, or a combination of cash and ordinary shares, but only in the following circumstances:
 (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2021, if the last reported sale price per ordinary share exceeds 130% of the exchange price for each of at least 20 trading days during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter;
(2) during the five consecutive business days immediately after any 10 consecutive trading day period (such 10 consecutive trading day period, the “measurement period”) in which the trading price per $1,000 principal amount of Exchangeable Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per ordinary share on such trading day and the exchange rate on such trading day;
(3) upon the occurrence of certain corporate events or distributions on the ordinary shares as set forth in the indenture governing the Exchangeable Notes (the “Indenture”);
(4) if the Issuer calls such Exchangeable Notes for redemption; and
(5) at any time from, and including, December 15, 2025 until the close of business on the second scheduled trading day immediately before the maturity date.
The initial exchange rate is 1.9410 ordinary shares per US $1,000 principal amount of Exchangeable Notes, which represents an initial exchange price of approximately US $515.20 per ordinary share. The exchange rate and exchange price will be subject to customary adjustments upon the occurrence of certain events as set forth in the Indenture. In addition, if certain corporate events that constitute a make-whole fundamental change occur as set forth in the Indenture, then the exchange rate will, in certain circumstances, be increased for a specified period of time.
The circumstances required to allow the noteholders to exchange their Exchangeable Notes were not met during the year ended December 31, 2023.
The Exchangeable Notes will not be redeemable prior to March 20, 2024, except in the event of certain tax law changes as set forth in the Indenture. The Exchangeable Notes will be redeemable, in whole or in part, at the Issuer’s option at any time, and from time to time, on or after March 20, 2024 and on or before the 40th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the Exchangeable Notes to be redeemed, plus accrued and unpaid special and additional interest, if any, but only if the last reported sale price per ordinary share exceeds 130% of the exchange price on:
(1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Issuer sends the related redemption notice; and
(2) the trading day immediately before the date the Issuer sends such notice.
In addition, the Issuer will have the right to redeem all, but not less than all, of the Exchangeable Notes if certain changes in tax law as set forth in the Indenture occur. In addition, calling any Exchangeable Note for redemption will constitute a make-whole fundamental change with respect to that Exchangeable Note, in which case the exchange rate applicable to the exchange of that Exchangeable Note will be increased in certain circumstances if it is exchanged after it is called for redemption.
Upon the occurrence of a “fundamental change” as set forth in the Indenture, noteholders may require the Issuer to repurchase their Exchangeable Notes at a cash repurchase price equal to the principal amount of the Exchangeable Notes to be repurchased, plus accrued and unpaid special and additional interest, if any, to, but excluding, the fundamental change repurchase date as set forth in the Indenture.
The Group accounted for the Exchangeable Notes at fair value through profit and loss using the fair value option in accordance with IFRS 9, Financial Instruments. Under this approach, the Exchangeable Notes are accounted for in their entirety at fair value, with any change in fair value after initial measurement being recorded in finance income or cost in the consolidated statement of operations, except that changes in fair value that are due to changes in own credit risk are presented separately in other comprehensive (loss)/income and will not be reclassified to the consolidated statement of operations.
The fair value of the Exchangeable Notes as of December 31, 2023 was €1,203 million. See Note 23 for information regarding the key inputs and assumptions used to estimate the fair value of the Exchangeable Notes.